INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
INCOME TAXES

NOTE 10  - INCOME TAXES:

a.	Corporate taxation in Israel

The Company is taxed according to the regular corporate income tax in Israel.  The corporate tax rate is 23% in 2023 and 2022.

b.	Income taxes on non-Israeli subsidiary

The Subsidiary is taxed under the tax laws of China and the corporate tax rate is  25%.

c.	Tax loss carryforwards

As of December 31, 2023, the expected tax loss carryforwards of the Company were approximately $19,151, which may be carried forward and offset against taxable income in the future for an indefinite period. The Company has recognized valuation allowance for the full amount in respect of these tax loss carryforwards since their utilization is not expected in the foreseeable future.

Israel and foreign components of loss from continuing operations, before income taxes consisted of:

	Year ended December 31
	2023	2022
Israel	$4,769	$2,929
Subsidiary outside of Israel	307	535
Total	$5,076	$3,464

d.	Uncertainty in income tax

As of December 31, 2023 and 2022, no liability for unrecognized tax benefits was recorded due to immateriality.

e.	Tax rate reconciliation

Income tax expense attributable to income from continuing operations was $32 and $24 for the years ended December 31, 2023 and 2022, respectively, and differed from the amounts computed by applying an Israeli Statutory income tax rate of 23% to pretax income from continuing operations, mainly as a result of changes in valuation allowance of $922 and $268 respectively, as well as nondeductible expenses.

The reconciliation of the theoretical tax benefit (expense) by the Israeli statutory tax rate to the Company's effective benefit (expense) taxes are as follows:

	Year ended December 31
	2023	2022
Loss before income taxes	$(5,076)	$(3,464)
Statutory tax rate	23%	23%
Computed “expected” tax income	(1,167)	(797)
Exchange rate differences	120	588
Non-deductible share-based compensation	30	29
Non-deductible financial instruments valuation	21	(215)
Effect of other non-deductible differences	112	162
Change in valuation allowance	922	268
Subsidiary tax rate differences	(6)	(11)
Reported taxes on income	$32	$24

f.	Deferred tax

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows:

	December 31
	2023	2022
Deferred tax assets
Operating loss carryforwards	$4,405	3,752
Research and development	780	592
Accrued expenses	304	219
Lease liability	39	62
Other	25	30
Total deferred tax assets	$5,553	$4,655

Deferred tax liabilities
Right of use asset	(46)	(70)
Total deferred tax liabilities	$(46)	$(70)

Valuation allowance	$(5,507)	$(4,585)
Deferred tax assets, net of valuation allowance	$-	$-

g.	Roll forward of valuation allowance:

The following table presents a reconciliation of the beginning and ending valuation allowance:

Balance as of December 31, 2021	$(4,317)
Additions	(268)
Balance as of December 31, 2022	$(4,585)
Additions	(922)
Balance as of December 31, 2023	$(5,507)

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible and net operating losses are utilized. Based on these factors, the Company recorded a full valuation allowance on December 31, 2023 and 2022.

h.	Income tax assessments

The Company has tax assessments that are considered to be final through tax year 2018.

The subsidiary does not have final tax assessments.